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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K-A

                                   -----------

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 24, 2001



                             INTERALLIED GROUP, INC.
                 ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                      000-28131                    14-1775226
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 (State or Other Jurisdiction         (Commission                  (IRS Employer
      of Incorporation)               File Number)           Identification No.)


1101 N. Chestnut Street
Winston-Salem, NC                                                   27101
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:              336-725-2222
                                                   -----------------------------

           1 Jacqueline Street, Suite 102, New Windsor, New York 12553
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(i) By resolution adopted on August 24, 2001, the board of directors of Interallied Group, Inc. (the "Registrant" or the "Company") elected to change independent accountants to Ernst & Young, LLP ("E&Y"). The independent accounting firm of Richard A. Eisner & Company, LLP was notified on September 10, 2001 that the client auditor relationship between the Registrant and Richard
A. Eisner & Company, LLP would not be renewed. Richard A. Eisner & Company, LLP had not yet been retained to review the Registrant's financial statements for the quarter ending September 30, 2001.

(ii) The independent auditor's report on the consolidated financial statements for the two years ended December 31, 2000 contained no adverse opinion, no disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except such report did contain the following explanatory paragraph related to the uncertainty related to the Company's ability to continue as a going concern: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, as of December 31, 2000, the Company has a working capital and stockholders' deficiency and is not engaged in any active business operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(iii) The decision to change accountants was recommended by the Registrant's board of directors.

(iv) In connection with the audits of the Registrant's consolidated financial statements for each of the two years ended December 31, 2000, as well as the period up to and including August 24, 2001, there have been no disagreements with Richard A. Eisner & Company, LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which if not resolved to the satisfaction of Richard A. Eisner & Company, LLP would have caused Richard A. Eisner & Company, LLP to make reference to the subject matter of the disagreements in connection with their reports.

(v)     Not applicable.

(vi) The Registrant has asked Richard A. Eisner & Company, LLP to provide it with a letter addressed to the Securities and Exchange Commission confirming that Richard A. Eisner & Company, LLP has read the statements included in this
Item 4 and that Richard A. Eisner & Company, LLP agrees with such statements. When the Registrant receives such letter, it will be filed with the Securities and Exchange Commission pursuant to Form 8-K-A.

Engagement of new independent accounts.

     (i) On August 24, 2001, the Registrant's board of directors engaged E&Y, 202 CentrePort Drive, Suite 200, Greensboro, North Carolina 27109 as its new independent auditors to audit the Registrant's consolidated financial statements for the year ended December 31, 2001.

     (ii) The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the E&Y, did not consult with the E&Y with regard to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (b) on any matter that was either the subject of a disagreement (as defined in Item 304
            (a)(1)(iv) of Regulation S-K) or a reportable event (as defined in
            Item 304 (a)(1)(v) of Regulation S-K)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     INTERALLIED GROUP, INC.
                                               ---------------------------------
                                                          (Registrant)


                                               By  /s/ Floyd H. Chilton III, PhD
                                                  ------------------------------
                                               Name:   Floyd H. Chilton III, PhD
Date:  October 3, 2001                         Title:  President